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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 8, 2005


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-14380                 73-1173881
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation)                                               Identification No.)


                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)


         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
          APPOINTMENT OF PRINCIPAL OFFICERS

We understand it is the intention of our parent to name a new President and CEO of CITGO Petroleum Corporation. Mr. Felix Rodriguez will be named President and Chief Executive Officer of CITGO Petroleum Corporation. Mr. Rodriguez began his career in the petroleum industry in 1974 as a Petroleum Engineer and has held numerous positions in the exploration and production sector. In 2001, he was named PDVSA Production Planning Manager in Caracas. In February 2002, he was appointed Director of PDVSA. In March 2004, he was appointed Vice President of PDVSA.

Mr. Luis Marin, former CEO of CITGO Petroleum will remain to assist in the transition of the CEO responsibilities to Mr. Rodriguez.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CITGO PETROLEUM CORPORATION


Date: February 8, 2005                            /s/ Larry Krieg
                                            ---------------------------
                                                    Larry Krieg
                                               Vice President Finance